UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 31, 2024

Solaris Energy Infrastructure, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38090	81-5223109
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9651 Katy Freeway, Suite 300
Houston, Texas 77024
(address of principal executive offices) (zip code)

(281) 501-3070

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of each Exchange on Which Registered
Class A Common Stock, $0.01 par value	SEI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported on Solaris Energy Infrastructure, Inc.’s (the “Company”) Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on October 7, 2024, Kelly Price, the Company’s Chief Operating Officer and principal operating officer, retired from his position, effective as of December 31, 2024.

Concurrently with the effectiveness of Mr. Price’s retirement, William A. Zartler, the Company’s current Chief Executive Officer, began serving as the Company’s principal operating officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLARIS ENERGY INFRASTRUCTURE, INC.
Date: January 7, 2025

	By:	/s/ Kyle S. Ramachandran
	Name:	Kyle S. Ramachandran
	Title:	President and Chief Financial Officer

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